UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
September 14, 2021

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2021, Independent Bank Group, Inc. (the “Company”), the parent company of Independent Bank (the “Bank”), announced changes to its executive leadership. David R. Brooks will remain Chairman and Chief Executive Officer and will continue to serve as the Company’s and the Bank’s principal executive officer, but he will no longer serve as President. Michael B. Hobbs will serve as President and Chief Operating Officer of the Company and the Bank, effective as of October 1, 2021. Mr. Hobbs will continue to oversee the Bank’s lending function as well as supervising many aspects of the Bank’s daily operations. The promotion of Mr. Hobbs will support the continued development of the Company’s infrastructure and organic growth, while enabling Mr. Brooks to focus on the Company’s strategic vision and culture. The Company believes that these leadership changes will position the Company for long-term success and best serve its customers, communities and shareholders.
Mr. Hobbs previously served as the Company’s Executive Vice President and Chief Banking Officer. Mr. Hobbs has over 25 years of experience in the banking and investment banking sectors, which began with Bank of America – Dallas in the early 1990’s. Mr. Hobbs previously served as President and Director of Guaranty Bank & Trust, which the Company acquired in 2019. He has been very active in the communities in which he has lived, and he has previously served on the boards of the Colorado Bankers Association, Downtown Denver Partnership and the Colorado I Have a Dream Foundation. Mr. Hobbs holds a Bachelor’s degree in Marketing and Masters of Business Administration degree in Finance from Texas Christian University, where he recently served on the Chancellor’s Advisory Council.
On September 14, 2021, the Company issued a press release announcing the appointment of Mr. Hobbs as President and Chief Operating Officer of the Company. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated September 14, 2021, announcing the appointment of Michael B. Hobbs as President and Chief Operating Officer of the Company.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated September 14, 2021
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President